                      SECURITIES AND EXCHANGE COMMISSION

                            Washington, D.C.  20549

                           ________________________

                                   FORM 8-K

                                CURRENT REPORT

                    Pursuant to Section 13 or 15(d) of the
                        Securities Exchange Act of 1934

                          __________________________



Date of Report (Date of
earliest event reported): December 18, 1997
                          -----------------



                        INTERMEDIA COMMUNICATIONS INC.
            -------------------------------------------------------
            (Exact name of registrant as specified in its charter)



      Delaware                                                 59-2913586
--------------------------                                -------------------
(State or other jurisdic-                                 (I.R.S. Employer
 tion of incorporation or                                 Identification No.)
 organization)



                                    0-20135
                           ------------------------
                           (Commission File Number)


3625 Queen Palm Drive, Tampa, Florida                              33619-1309
-------------------------------------------------------------------------------
(Address of principal executive offices)                           (Zip Code)


Registrant's telephone number, including area code (813) 829-0011
                                                   --------------

ITEM 5.  OTHER MATERIALLY IMPORTANT EVENTS.
-------------------------------------------

     On December 17, 1997, the Registrant issued the press release attached hereto as Exhibit 99.1.

ITEM 7.  EXHIBITS
-----------------

     Press Release, dated December 17, 1997.

                                 SIGNATURE


          Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


Date: December 18, 1997

                                 INTERMEDIA COMMUNICATIONS INC.
                                 ------------------------------
                                         (Registrant)



                                 By:  /s/ Robert M. Manning
                                     ----------------------------------
                                     Name:  Robert M. Manning
                                     Title: Senior Vice President and Chief
                                                Financial Officer

                                 EXHIBIT INDEX
                                 -------------


Exhibit
  No.          Description
-------        -----------

99.1           Press Release, dated December 17, 1997.